FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of April 3, 2013, among OFS Capital WM, LLC (the "Borrower"), MCF Capital Management LLC, as loan manager (in such capacity, the "Loan Manager"), Wells Fargo Bank, National Association, as a Lender (the "Lender") and Wells Fargo Securities, LLC, as administrative agent (in such capacity, the "Administrative Agent").

WHEREAS, the Borrower, the Loan Manager, the Administrative Agent, the Lender, the other lenders party from time to time thereto and Wells Fargo Delaware Trust Company, N.A., as trustee are party to the Loan and Security Agreement, dated as of September 28, 2010 (as amended from time to time prior to the date hereof and as may be further amended, supplemented or otherwise modified, the "Loan and Security Agreement"), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower;

WHEREAS, for accounting purposes, the Borrower has been consolidated into the balance sheet of OFS Capital Corporation (f/k/a OFS Capital, LLC) and will no longer appear as a separate line item on the balance sheet of OFS Capital Corporation; and

WHEREAS, the Borrower, the Loan Manager, the Administrative Agent, the Trustee and the Lender desire to amend the Loan and Security Agreement, in accordance with Section 13.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendment to Loan and Security Agreement

SECTION 2.1. Amendment.

(a) Section 5.1(s)(i) of the Loan and Security Agreement shall be amended by deleting such clause in its entirety and inserting in lieu thereof the following:

"(i) for each fiscal year of the OFS Parent commencing with the 2012 fiscal year, as soon as available, but in any event within 120 days after the end of each fiscal year of

the OFS Parent, a copy of the audited balance sheet of the OFS Parent and its Subsidiaries, as at the end of such year and the related statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing;"

ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower hereby represents and warrants to the Administrative Agent, the Trustee and the Lenders that, as of the date first written above, (i) with respect to the Borrower and the OFS Seller, no event has occurred and is continuing that constitutes either a Default or an Event of Default and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation or warranty that is made as of a specific date).

SECTION 3.2. The Loan Manager hereby represents and warrants to the Administrative Agent, the Trustee and the Lenders that, as of the date first written above, (i) with respect to the Loan Manager and the Madison Seller, no event has occurred that constitutes either a Default, an Event of Default or a Loan Manager Termination Event and (ii) the representations and warranties of the Loan Manager contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation or warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment shall become effective upon the execution and delivery of this Amendment by the Borrower, the Loan Manager, the Administrative Agent, the Trustee and the Required Lenders.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:

OFS CAPITAL WM, LLC

By: OFS Capital Corporation, its Administrative Manager

By: ______________________
Name: Robert S. Palmer
Title: CFO

LOAN MANAGER:

MCF CAPITAL MANAGEMENT LLC

By: ______________________________

Name: Joshua Niedner

Title: Director

THE ADMINISTRATIVE AGENT:

WELLS FARGO SECURITIES, LLC, in its capacity as Administrative Agent

By: ______________________
Name: **Allan Schmitt**
Title: **Vice President**

CLASS A LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION
representing 100% of the aggregate Class A Commitments in effect as of the date hereof

By: ______________________
Name: **Raj Shah**
Title: **Managing Director**